Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Form 10-QSB of Calypte Biomedical Corporation (the "Company") for the quarterly period ended September 30, 2004 (the "Report"), J. Richard George, President and Chief Executive Officer of the Company, and Richard D. Brounstein, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Richard George
---------------------
J. Richard George
President and Chief Executive Officer
May 16, 2005

/s/ Richard D. Brounstein
-------------------------
Richard D. Brounstein
Executive Vice President and Chief Financial Officer
May 16, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calypte Biomedical Corporation and will be retained by Calypte Biomedical and furnished to the Securities and Exchange Commission or its staff upon request.